UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On September 3, 2020, BrightSphere Investment Group Inc. (the “Company”), Royal Bank of Canada, BMO Harris Bank, N.A., Bank of China, New York Branch, Wells Fargo Bank, National Association, Barclays Bank PLC, Morgan Stanley Bank, N.A., Bank of America N.A., the Bank of New York Mellon and Citibank, N.A., as an issuing bank and administrative agent (collectively, the “Lenders”), entered into an amendment (the “Amendment") to that certain Revolving Credit Agreement dated as of August 20, 2019 (the “Credit Agreement”).

The Amendment includes changes to the Credit Agreement to permit the sale of the Company's equity interests in Barrow, Hanley, Mewhinney & Strauss, LLC (the “Barrow Hanley Sale”). Under the Credit Agreement, the Barrow Hanley Sale required consent of the Lenders given that Barrow, Hanley, Mewhinney & Strauss, LLC accounted for more than 10% of the Company's consolidated adjusted EBITDA.  Among other changes, the Amendment also provides that, effective immediately upon the consummation of the Barrow Hanley Sale, the Lenders commitments under the Credit Agreement shall be $150.0 million. The Company expects any amounts outstanding under the Credit Agreement, as amended, to be less than $150.0 million upon consummation of the Barrow Hanley Sale.

A copy of the Amendment has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

ITEM 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1
Amendment No. 1, dated September 3, 2020, to the Revolving Credit Agreement dated August 20, 2019, among BrightSphere Investment Group Inc., the lenders from time to time party thereto and Citibank, N.A., as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	September 4, 2020	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal Officer and Secretary